                                                                   EXHIBIT 10.12

                 Amendment No. 1 to Third Amended and Restated
                         Receivables Purchase Agreement
                                      and
                   Reaffirmation of Performance Undertakings

                  This Amendment No. 1 to Third Amended and Restated Receivables Purchase Agreement and Reaffirmation of Performance Undertakings (this "AMENDMENT") is entered into as of December 31, 2003, among Dairy Group Receivables, L.P. ("DAIRY I"), Dairy Group Receivables II, L.P. ("DAIRY II") and Specialty Group Receivables, L.P. ("SPECIALTY" and together with Dairy I and Dairy II, the "SELLERS" and each a "SELLER"), each entity signatory hereto as a Financial Institution (each a "FINANCIAL INSTITUTION" and collectively, the "FINANCIAL INSTITUTIONS"), each entity signatory hereto as a Company (each a "COMPANY" and collectively, the "COMPANIES"), Bank One, NA (Main Office Chicago), as Agent (the "AGENT"), and Dean Foods Company, as Provider ("PROVIDER"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Third Amended and Restated Receivables Purchase Agreement, dated as of November 20, 2003, among the Sellers, the Servicers party thereto, the Financial Institutions, the Companies, Credit Agricole Indosuez and the Agent (as amended or otherwise modified, as of the date hereof, the "RECEIVABLES PURCHASE AGREEMENT").

                                    RECITALS:

                  The Sellers, the Financial Institutions, the Companies, the Servicers and the Agent are parties to the Receivables Purchase Agreement.

                  In connection with the Receivables Purchase Agreement, Provider entered into each of (i) that certain Second Amended and Restated Performance Undertaking, dated as of November 20, 2003, by Provider in favor of Dairy I, (ii) that certain Amended and Restated Performance Undertaking, dated as of November 20, 2003, by Provider in favor of Dairy II, and (iii) that certain Performance Undertaking, dated as of November 20, 2003, by Provider in favor of Specialty (collectively, the "PERFORMANCE UNDERTAKINGS").

                  The Sellers, the Companies, the Financial Institutions and the Agent desire to amend the Receivables Purchase Agreement, and Provider desires to reaffirm its obligations under the Performance Undertakings, all as more fully described herein.

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Amendment. Immediately upon the satisfaction of each of the conditions precedent set forth in Section 3 of this Amendment, the Receivables Purchase Agreement is hereby amended as follows:

                                   AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS



                  (a) Exhibit I to the Receivables Purchase Agreement is hereby amended by amending and restating, in its entirety, the definition of "Dean Credit Agreement" appearing in such exhibit to read as follows:

                  "Dean Credit Agreement" means that certain Credit Agreement, dated as of July 31, 2001, by and among Provider, certain Subsidiaries of Provider, the financial institutions party thereto as lenders, Bank One, NA, as syndication agent, Fleet National Bank, Harris Trust and Savings Bank and Suntrust Bank, as co- documentation agents, and Wachovia Bank, National Association (formerly known as First Union National Bank), as administrative agent, as amended by the First Amendment to Credit Agreement, dated as of December 19, 2001, as further amended by the Second Amendment to Credit Agreement, dated as of April 30, 2002, as further amended by the Third Amendment to Credit Agreement, dated as of December 13, 2002, as further amended by the Fourth Amendment to Credit Agreement, dated as of August 29, 2003, and as further amended by the Fifth Amendment to Credit Agreement, dated as of December 31, 2003, but without giving effect to any further amendment or other modification thereof.

                  Section 2. Reaffirmation of Performance Guaranty. Provider (a) acknowledges the amendment to the Receivables Purchase Agreement effected hereby and

                       (b) reaffirms that its obligations under each of the Performance Undertakings and each other Transaction Document to which it is a party continue in full force and effect with respect to the Receivables Purchase Agreement.

                  Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:

                       (a) Amendment. This Amendment shall have been duly executed and delivered by each of the parties hereto.

                       (b) Amendment to Credit Agreement. The Agent shall have received executed counterparts of that certain Fifth Amendment to Credit Agreement among Provider, certain subsidiaries of Provider party thereto, the lenders party thereto, Wachovia Bank, National Association, as administrative agent for the lenders, and Bank One, NA, as syndication agent for the lenders, duly executed by each of the parties thereto.

                                   AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                       (c) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Receivables Purchase Agreement and in each other Transaction Document shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).

                       (d) No Amortization Event or Potential Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).

               Section 4. Miscellaneous.

                       (a) Effect; Ratification. The amendment set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Companies, the Financial Institutions or the Agent may now have or may have in the future under or in connection with the Receivables Purchase Agreement or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement" or to the "Purchase Agreement" or to the Receivables Purchase Agreement shall mean the Receivables Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                       (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                       (c) Costs, Fees and Expenses. Each Seller agrees to reimburse the Agent and the Purchasers upon demand for all costs, fees and expenses (including the

                                   AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS

reasonable fees and expenses of counsels to the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.

                       (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                       (e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                       (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

                       (g) Funding Agreement Consent. By its execution hereof, Bank One, NA (Main Office Chicago), in its capacity as a party to any applicable Funding Agreement with or for the benefit of Falcon Asset Securitization Corporation ("FALCON"), hereby consents to Falcon's execution of this Amendment and the transactions contemplated hereby.


                            (Signature Pages Follow)

                                   AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS





               IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                   DAIRY GROUP RECEIVABLES, L.P.,
                                   as a Seller

                                   By:    Dairy Group Receivables GP, LLC,
                                   Its:   General Partner

                                          By:  /s/ CORY M. OLSON
                                              ---------------------------------
                                          Name:  Cory M. Olson
                                          Title: Authorized Signatory


                                   DAIRY GROUP RECEIVABLES II, L.P.,
                                   as a Seller

                                   By:    Dairy Group Receivables GP II, LLC,
                                   Its:   General Partner

                                          By:  /s/ CORY M. OLSON
                                              ---------------------------------
                                          Name:  Cory M. Olson
                                          Title: Authorized Signatory


                                   SPECIALTY GROUP RECEIVABLES, L.P.,
                                   as a Seller

                                   By:    Specialty Group Receivables, LLC,
                                   Its:   General Partner

                                          By:  /s/ CORY M. OLSON
                                              ---------------------------------
                                          Name:  Cory M. Olson
                                          Title: Authorized Signatory

                                   AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS



                                   FALCON ASSET SECURITIZATION
                                   CORPORATION, as a Company

                                   By: /s/ SHERRI GERNER
                                      -----------------------------------------
                                   Name:   Sherri Gerner
                                   Title:  Authorized Signer



                                   BANK ONE, NA (MAIN OFFICE CHICAGO),
                                   as a Financial Institution and as Agent


                                   By: /s/ SHERRI GERNER
                                      -----------------------------------------
                                   Name:   Sherri Gerner
                                   Title:  Director, Capital Markets

                                   AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                                   ATLANTIC ASSET SECURITIZATION CORP.,
                                   as a Company


                                   By:    Credit Lyonnais New York Branch
                                   Its:   Attorney-In-Fact


                                   By: /s/ ANTHONY M. BROWN JR.
                                      -----------------------------------------
                                   Name:   Anthony M. Brown Jr.
                                   Title:  Vice President



                                   CREDIT LYONNAIS NEW YORK BRANCH,
                                   as a Financial Institution


                                   By: /s/ ANTHONY M. BROWN JR.
                                      -----------------------------------------
                                   Name:   Anthony M. Brown Jr.
                                   Title:  Vice President

                                   AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS





                                   NIEUW AMSTERDAM RECEIVABLES
                                   CORPORATION,
                                   as a Company


                                   By:  /s/ BERNARD J. ANGELO
                                      -----------------------------------------
                                   Name:    Bernard J. Angelo
                                   Title:   Vice President



                                   COOPERATIEVE CENTRALE RAIFFEISEN -
                                   BOERENLEENBANK B.A. "Rabobank International", New York Branch, as a Financial Institution


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:

                                   AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS





                                   NIEUW AMSTERDAM RECEIVABLES
                                   CORPORATION,
                                   as a Company


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:



                                   COOPERATIEVE CENTRALE RAIFFEISEN -
                                   BOERENLEENBANK B.A. "Rabobank International", New York Branch, as a Financial Institution


                                   By:    /s/ JAMES HAN
                                      -----------------------------------------
                                   Name:  James Han
                                   Title: Vice President


                                   By:   /s/ BRETT DELFINO
                                      -----------------------------------------
                                   Name:  Brett Delfino
                                   Title: Executive Director

                                   AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS






                                   BLUE RIDGE ASSET FUNDING CORPORATION,
                                   as a Company


                                   By:    Wachovia Capital Markets, LLC
                                   Its:   Attorney-In-Fact


                                   By:  /s/ DOUGLAS R. WILSON SR.
                                      -----------------------------------------
                                      Name:  Douglas R. Wilson Sr.
                                      Title: Vice President



                                   WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as a Financial Institution


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:

                                   AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS



                                   BLUE RIDGE ASSET FUNDING CORPORATION,
                                   as a Company


                                   By:    Wachovia Capital Markets, LLC
                                   Its:   Attorney-In-Fact


                                   By:
                                      -----------------------------------------
                                      Name:  Douglas R. Wilson Sr.
                                      Title: Vice President



                                   WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as a Financial Institution


                                   By:    /s/ RODNEY SANDERS
                                      -----------------------------------------
                                   Name:  Rodney Sanders
                                   Title: Director

                                   AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS




                                   DEAN FOODS COMPANY,
                                   as Provider


                                   By:  /s/ CORY M. OLSON
                                      -----------------------------------------
                                   Name:  Cory M. Olson
                                   Title: Authorized Signatory